Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,810,373.63
Previously Paid Amount	1,148.25
Total Fee Amount	1,191.11
Total Offset Amount	0.00
Net Fee	$ 42.86